ARCT_Prospectus-PhotoPage AMERICAN REALTY CAPITAL TRUST, INC. QUARTERLY SUPPLEMENTAL INFORMATION Third Quarter 2012 ARCT_Prospectus-PhotoPage

American Realty Capital Trust, Inc. Quarterly Supplemental Information Third Quarter 2012 Table of Contents Introductory Notes 3 Company Information 4 Summary of Financial Highlights 6 Selected Financial Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 Funds from Operations and Adjusted Funds from Operations 10 Dividends Summary 12 Financial and Operational Statistics and Ratios 13 Debt Summary 14 Mortgage Notes Payable 15 Summary Debt Covenants 16 Portfolio Profile 17 Lease Expirations 18 Tenant Diversification 19 Tenant Industry Diversification 21 Property Geographic Diversification 22 Property Age 23 Definitions 24

American Realty Capital Trust, Inc. Introductory Notes The data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties. This Supplement contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties and do not reflect the outcome of any legal proceedings to which the Company is a party, and our proposed merger with Realty Income Corporation, as described in the Company’s filings with the Securities and Exchange Commission. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC as amended, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as Company press releases. Definitions of specialized terms can be found at the end of this presentation on page 24.

American Realty Capital Trust, Inc. Company Information Company Profile American Realty Capital Trust Inc. ("ARCT" or the "Company") is a real estate investment trust ("REIT") that acquires, owns and operates single tenant freestanding commercial properties. We are a publicly traded net-leased REIT that focuses exclusively on corporate, and principally investment grade, tenants. Our diversified real estate portfolio is comprised of mostly recently constructed, modern facilities, net-leased long-term, with primarily investment grade rated tenants. ARCT's primary goal is to provide durable, reliable income for our stockholders through the delivery of dependable monthly dividends. We listed our common stock on The NASDAQ Global Select Market under the ticker symbol “ARCT” on March 1, 2012. Company Mission Our mission is to preserve and protect investors' capital while providing dependable, monthly income through a professionally managed investment strategy. Our management team adheres to a strict code of industry best practices designed to align the interests of management with those of the stockholders in pursuit of several investment objectives. These objectives include: .. Generate predictable, durable income .. Preserve capital .. Create capital appreciation potential .. Provide inflation protection Investment Strategy We place a premium on stability of cash flow for stockholders, and accordingly focus on long term net leases with corporate, and principally investment grade, tenants. Currently, we do not have any significant lease expirations in our properties until 2018. We pursue an investment strategy that maximizes cash flow and achieves sustainable long-term growth, in an effort to enhance total return for our stockholders. In executing this strategy we: .. Acquire high-quality single tenant, freestanding properties in strategic locations leased long term to high quality tenants .. Manage the operating portfolio, including extending leases with existing tenants and re-leasing properties where a tenant may vacate .. Lease any potentially vacant properties to industry-leading investment grade and other creditworthy tenants (currently the portfolio is 100% occupied) .. Maximize cash flow through contractual rental growth and value-add expansion and repositioning of properties .. Sell properties on a selective, profitable basis, thereby mitigating exposure to certain tenants and markets

American Realty Capital Trust, Inc. Company Information (Continued) Senior Management Board of Directors William M. Kahane, Chief Executive Officer and President Nicholas S. Schorsch, Chairman Brian D. Jones, Executive Vice President, Chief Financial Officer and Treasurer William M. Kahane, Director Susan E. Manning, Chief Accounting Officer, and Secretary Leslie D. Michelson, Lead Independent Director Robert H. Burns, Independent Director William G. Stanley, Independent Director Corporate Offices and Contact Information 405 Park Avenue, 14th Floor New York, NY 10022 646-937-6900 www.arctreit.com Trading Symbol ARCT Stock Exchange Listing NASDAQ Global Select Market Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 800-736-3001

American Realty Capital Trust, Inc. Summary of Financial Highlights Third Quarter 2012 Third Quarter 2012 Operating Highlights (three months ended September 30, 2012 compared to the three months ended September 30, 2011) .. Funds from operations: $29.5 million, or $0.19 per share, up from $17.0 million, or $0.10 per share. .. Adjusted funds from operations: $30.1 million, or $0.19 per share, up from $22.7 million, or $0.13 per share. .. Revenues: $46.1 million, up from $36.2 million. .. Net operating income: $43.3 million, up from $34.7 million. .. Net loss attributable to stockholders: $64.5 million, or a loss of $0.41 per share, compared to a loss of $5.7 million, or $0.03 per share. Excluding listing, internalization and merger related costs, net income attributable to stockholders was $3.6 million or $0.02 per share. .. Total dividends paid to stockholders: $27.9 million, or $0.70 per share on an annualized basis ($0.715 per share on an annualized basis for September), compared to $28.0 million, or $0.70 per share on an annualized basis. Year-to-Date 2012 Operating Highlights (nine months ended September 30, 2012 compared to the nine months ended September 30, 2011) .. Funds from operations: $91.2 million, or $0.57 per share, up from $28.5 million, or $0.24 per share. .. Adjusted funds from operations: $91.6 million, or $0.57 per share up from $52.0 million or $0.43 per share. .. Revenues: $137.3 million, up from $86.0 million. .. Net operating income: $129.8 million, up from $83.4 million. .. Net loss attributable to stockholders: $54.6 million, or $0.35 per share, based on adjusted first quarter net income, or $88.3 million loss, or $0.54 per share, as reported, compared to a net loss of $19.7 million, or $0.17 per share. Excluding listing, internalization, merger and extinguishment of debt related costs from as reported net loss, net income attributable to stockholders was $4.4 million or $0.03 per share. .. Total dividends paid to stockholders: $89.4 million, or $0.70 per share on an annualized basis ($0.715 per share on an annualized basis for September), compared to $55.8 million, or $0.70 per share on an annualized basis. Third Quarter 2012 Property Portfolio Highlights .. Closed on $30.3 million of new acquisitions: acquired $30.3 million of properties with an average capitalization rate of 8.38%, consistent with ARCT’s net lease investment strategy. .. Acquisitions year-to-date: completed acquisitions/expansions for a total purchase price of $43.2 million year to date with an average capitalization rate of 8.43%. Including joint venture non-controlling interest redemptions, acquisitions totaled $54.7 million. .. Portfolio occupancy: 100% physical and economic occupancy (no lease expirations in 2012 or 2013). .. Increased dividend: 2.14% dividend increase, effective September 15, 2012, announced on July 31, 2012, bringing the annualized distribution rate from $0.70 per share to $0.715 per share. Third Quarter 2012 Capital Markets Activity .. Secured permanent term loan: secured $235 million permanent term loan led by Wells Fargo Securities, LLC on July 2, 2012, replacing $200 million interim term loan funded on April 16, 2012 by Wells Fargo Bank, N.A. .. Repurchased joint venture interests: Paid $11.5 million through September 30, 2012 ($29.5 million through October 29, 2012) to non-controlling interest holders in property joint ventures with the Company to repurchase their joint venture interests. .. Rating under review for possible upgrade: Moody’s Investor Services (“Moody’s”), a national major credit rating agency, placed ARCT’s Ba2 issuer rating on review for a possible upgrade. This action followed the merger announcement described immediately below.

American Realty Capital Trust, Inc.

Selected Financial Information

(in 000's except share and per share data)

	Q3 2012	Q3 2011	YE 2011	YE 2010
Total revenues	$ 46,062	$ 36,195	$ 129,120	$ 44,773
Net income (loss) attributable to stockholders	(64,495)	(5,661)	(25,076)	(9,833)
Net income (loss) attributable to stockholders per share, basic	(0.41)	(0.03)	(0.20)	(0.31)
Net income (loss) attributable to stockholders per share, fully diluted	(0.41)	(0.03)	(0.20)	(0.31)
Funds from operations (FFO)	29,549	17,044	43,067	10,372
FFO per weighted average share, basic	0.19	0.10	0.32	0.32
FFO per weighted average share, fully diluted	0.19	0.10	0.32	0.31
Adjusted funds from operations (AFFO)	30,102	22,664	75,604	21,460
AFFO per weighted average share, basic	0.19	0.13	0.57	0.66
AFFO per weighted average share, fully diluted	0.19	0.13	0.56	0.63
Listing, internalization and merger	68,106	-	1,423	-
General and administrative expenses	1,586	371	4,168	1,299
Interest expense	10,512	10,167	35,950	18,109
Straight-line revenue adjustment	1,870	1,774	6,563	2,747
Dividends paid	27,930	28,000	86,597	20,729
Weighted average shares, basic	158,476,895	173,087,000	133,730,159	32,539,393
Weighted average shares, diluted	158,631,519	174,591,200	135,275,159	33,975,393

	Q3 2012	Q3 2011
Total real estate investments, at cost	$ 2,169,394	$ 1,843,115
Total assets	2,059,501	2,133,164
Total debt, excluding premiums and discounts	948,451	649,068
Total equity	1,019,977	1,424,857
Common shares outstanding	158,576,630	177,963,413

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American Realty Capital Trust, Inc.

Consolidated Balance Sheets

(in 000's)

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011
ASSETS					
Real estate investments, at cost:					
Land	$ 334,470	$ 328,448	$ 328,386	$ 325,458	$ 295,917
Buildings, fixtures and improvements	1,558,105	1,537,166	1,535,192	1,528,962	1,319,801
Acquired intangible lease assets	276,819	273,504	273,164	271,751	227,397
Total real estate investments, at cost	2,169,394	2,139,118	2,136,742	2,126,171	1,843,115
Less: accumulated depreciation and amortization	(179,730)	(153,576)	(127,571)	(101,576)	(77,672)
Total real estate investments, net	1,989,664	1,985,542	2,009,171	2,024,595	1,765,443
Cash and cash equivalents	5,819	12,383	8,140	33,329	291,504
Investment securities, at fair value	20,247	19,207	18,544	17,275	2,708
Restricted cash	2,772	2,731	2,780	2,728	17,191
Investment in unconsolidated joint venture	-	-	11,014	11,201	11,385
Receivable from affiliate	-	-	-	-	6,806
Receivable for sale of common stock	-	-	-	-	-
Prepaid expenses and other assets	26,528	23,020	21,464	27,564	24,578
Deferred costs, net	14,471	13,183	13,312	13,883	13,549
Total assets	$ 2,059,501	$ 2,056,066	$ 2,084,425	$ 2,130,575	$ 2,133,164
LIABILITIES AND EQUITY					
Revolving credit facility	$ 202,307	$ 201,138	$ -	$ 10,000	$ -
Long-term note payable	235,000	200,000	-	-	-
Mortgage notes payable	511,144	511,543	673,164	673,978	649,068
Mortgage discount and premium, net	756	815	643	679	716
Below-market lease liabilities, net	7,922	7,998	8,074	8,150	8,226
Derivatives, at fair value	135	162	8,125	8,602	9,065
Accounts payable and accrued expenses	78,211	11,966	14,160	11,706	26,572
Common stock to be repurchased, inclusive of accrued fees and expenses	-	-	228,972	-	-
Deferred rent and other liabilities	4,049	6,849	6,485	6,619	4,454
Dividends payable	-	-	-	10,637	10,206
Total liabilities	1,039,524	940,471	939,623	730,371	708,307
Preferred stock	-	-	-	-	-
Common stock	1,586	1,586	1,794	1,780	1,765
Additional paid-in capital	1,338,453	1,338,382	1,338,594	1,548,009	1,535,760
Accumulated other comprehensive income (loss)	2,497	1,429	736	(5,053)	(5,175)
Accumulated deficit	(333,601)	(241,159)	(217,691)	(166,265)	(129,443)
Total stockholders' equity	1,008,935	1,100,238	1,123,433	1,378,471	1,402,907
Non-controlling interests	11,042	15,357	21,369	21,733	21,950
Total equity	1,019,977	1,115,595	1,144,802	1,400,204	1,424,857
Total liabilities and equity	$ 2,059,501	$ 2,056,066	$ 2,084,425	$ 2,130,575	$ 2,133,164

8

American Realty Capital Trust, Inc.

Consolidated Statements of Operations

(in 000's except per share data)

	Q3 2012 [1]	Q2 2012	Q1 2012 [2]	Q4 2011	Q3 2011
Revenues:					
Rental income	$ 44,400	$ 44,110	$ 44,080	$ 41,136	$ 34,943
Operating expense reimbursements	1,662	1,538	1,534	1,956	1,252
Total revenues	46,062	45,648	45,614	43,092	36,195
Operating expenses:					
Acquisition and transaction related	534	58	641	6,628	5,554
Property operating	2,797	1,993	2,689	2,631	1,542
Fees to affiliate	-	-	4,152	3,000	1,022
General and administrative	1,586	3,030	1,984	1,588	371
Equity based compensation	798	650	507	377	375
Depreciation and amortization	26,309	26,154	26,058	23,925	19,828
Listing, internalization and merger	68,106	391	17,269	-	-
Total operating expenses	100,130	32,276	53,300	38,149	28,692
Operating income	(54,068)	13,372	(7,686)	4,943	7,503
Other income (expenses):					
Interest expense	(10,512)	(10,078)	(9,857)	(10,229)	(10,167)
Extinguishment of debt	-	(276)	(6,626)	(703)	-
Equity in income of unconsolidated joint venture	-	14	22	25	22
Other income (loss), net	264	1,452	264	451	379
Unrealized gain (loss) on derivative instruments	-	(9)	(4,046)	427	(3,114)
Loss on disposition of property	-	-	-	-	-
Total other expenses, net	(10,248)	(8,897)	(20,243)	(10,029)	(12,880)
Net loss	(64,316)	4,475	(27,929)	(5,086)	(5,377)
Net income attributable to non-controlling interests	(179)	(203)	(144)	(292)	(284)
Net loss attributable to stockholders	$ (64,495)	$ 4,272	$ (28,073)	$ (5,378)	$ (5,661)
Net income (loss) per share, basic	$ (0.41)	$ 0.03	$ (0.16)	$ (0.03)	$ (0.03)
Net income (loss) per share, fully diluted	$ (0.41)	$ 0.03	$ (0.16)	$ (0.03)	$ (0.03)

[1] Note: After adjustments related to the Listing, Internalization and transactions related to entering into the Merger Agreement net income att to stockholders for the three months ended September 30, 2012 was $3,611, or $0.02 per share.

[2] Note: After adjustments related to the Listing and Internalization net income attributable to stockholders for the three months ended March 31, 2012 was $5,601, or $0.03 per share.

ARCT

9

American Realty Capital Trust, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000's except share and per share data)

	Q3 2012	Q2 2012	Adjusted Q1 2012 [2]	Q4 2011	Q3 2011
Funds from operations [1]:					
Net loss attributable to stockholders	$ (64,495)	$ 4,272	$ 5,601	$ (5,378)	$ (5,661)
Non-cash mark-to-market adjustments	-	9	(474)	(427)	3,114
Expenses related to listing and internalization	68,106	391	-	703	-
Expenses related to extinguishment of debt	-	276	-	-	-
Depreciation and amortization	25,938	25,788	25,778	23,688	19,591
Loss on disposition of property	-	-	-	-	-
Other non-cash losses	-	-	-	-	-
Funds from operations	29,549	30,736	30,905	18,586	17,044
Adjusted funds from operations [1]:					
Acquisition and transaction related	534	58	641	6,628	5,554
Amortization of below-market lease liabilities	(76)	(76)	(76)	(76)	(76)
Amortization of deferred financing costs	1,139	942	948	840	1,492
Straight-line rent	(1,842)	(1,881)	(1,961)	(2,011)	(1,725)
Non-cash compensation	798	650	640	377	375
Adjusted funds from operations	$ 30,102	$ 30,429	$ 31,097	$ 24,344	$ 22,664
Weighted average shares, basic	158,476,895	159,165,544	163,712,513	176,740,000	173,087,000
Weighted average shares, fully diluted	158,631,519	159,225,091	163,712,513	178,272,300	174,591,200
Distributions paid (cash and shares)	$ 27,930	$ 27,739	$ 33,714	$ 30,765	$ 28,000
Distribution coverage from adjusted funds from operations	107.8%	109.7%	92.2%	79.1%	80.9%
Distributions paid in cash	$ 27,930	$ 27,739	$ 24,125	$ 16,696	$ 15,270
Per share data:					
Funds from operations, basic	$ 0.19	$ 0.19	$ 0.19	$ 0.11	$ 0.10
Funds from operations, fully diluted	$ 0.19	$ 0.19	$ 0.19	$ 0.10	$ 0.10
Adjusted funds from operations, basic	$ 0.19	$ 0.19	$ 0.19	$ 0.14	$ 0.13
Adjusted funds from operations, fully diluted	$ 0.19	$ 0.19	$ 0.19	$ 0.14	$ 0.13

[1] Adjustments are shown net of non-controlling interests where applicable.

[2] See detail on page 11.

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American Realty Capital Trust, Inc.

Adjusted First Quarter Operating Detail

(in 000's except share and per share data)

	Jan and Feb 2012	Mar 2012	Q1 2012	Adjustments [1]	Adjusted Q1 2012
Revenues:					
Rental income	$ 29,386	$ 14,694	$ 44,080		$ 44,080
Operating expense reimbursements	1,023	511	1,534		1,534
Total revenues	30,409	15,205	45,614		45,614
Operating expenses:					
Acquisition and transaction related	261	380	641	(641)	-
Property operating	1,793	896	2,689		2,689
Fees to affiliate	4,152	-	4,152	(4,152)	-
General and administrative	902	1,082	1,984	(599)	1,385
Equity based compensation	251	256	507	133	640
Depreciation and amortization	17,344	8,714	26,058		26,058
Listing and internalization	-	17,269	17,269	(17,269)	-
Total operating expenses	24,703	28,597	53,300		30,772
Operating income	5,706	(13,392)	(7,686)		14,842
Other income (expense):					
Interest expense	(6,440)	(3,417)	(9,857)		(9,857)
Extinguishment of debt	-	(6,626)	(6,626)	6,626	-
Equity in income of unconsolidated joint venture	14	8	22		22
Other income (loss), net	176	88	264		264
Unrealized gain (loss) on derivative instruments	-	(4,046)	(4,046)	4,520	474
Total other expense, net	(6,250)	(13,993)	(20,243)		(9,097)
Net loss	(544)	(27,385)	(27,929)		5,745
Net income attributable to non-controlling interests	(96)	(48)	(144)		(144)
Net income (loss) attributable to stockholders	(640)	(27,433)	(28,073)		5,601
Net income (loss) per share [2]					$ 0.03
Funds from operations:					
Add: Non-cash mark-to-market adjustments	-	4,046	4,046		(474)
Add: Listing and internalization expenses	-	17,269	17,269		-
Add: Debt extinguishment expenses	-	6,626	6,626		-
Add: Depreciation and amortization	17,113	8,665	25,778		25,778
Funds from operations	16,473	9,173	25,646		30,905
Funds from operations per share [2]					$ 0.19
Adjusted funds from operations:					
Add: Acquisition expenses	641	-	641		641
Less: Amortization of below-market leases	(51)	(25)	(76)		(76)
Add: Amortization of deferred financing costs	558	390	948		948
Less: Straight-line rent	(1,316)	(645)	(1,961)		(1,961)
Add: Equity based compensation	251	256	507		640
Adjusted funds from operations	$ 16,556	$ 9,149	$ 25,705		$ 31,097
Adjusted funds from operations per share [2]					$ 0.19

[1] Adjustments made for items related to the Listing and Internalization as well as to normalize periodic expenses.

[2] Based on 163,712,513 shares for the adjusted Q1 2012 calculation representing the estimated weighted average shares for the quarter 1, 2012 including the effect of the Issuer Tender Offer.

11

American Realty Capital Trust, Inc.

Dividend Summary

(in 000's except per share data)

Month	Dividends Paid (1) Cash (1)	DRIP	Total	Dividends per share (annualized)
Sep-12	$ 9,442	$ -	$ 9,442.00	$ 0.715
Aug-12	9,244	-	9,244	0.70
Jul-12	9,244	-	9,244	0.70
Jun-12	9,244	-	9,244	0.70
May-12	9,244	-	9,244	0.70
Apr-12	9,244	-	9,244	0.70
3/12/2012 (2)	12,661	-	12,661	0.70
Feb-12	5,731	4,787	10,518	0.70
Jan-12	5,733	4,802	10,535	0.70
2012 to date	79,787	9,589	89,376	
Q4 2011	16,696	14,069	30,765	0.70
Q3 2011	15,270	12,730	28,000	0.70
Q2 2011	9,333	7,370	16,703	0.70
Q1 2011	6,225	4,904	11,129	0.70
Total 2011	47,524	39,073	86,597	
Q4 2010	4,375	3,601	7,976	0.70
Q3 2010	3,096	2,584	5,680	0.70
Q2 2010	2,119	1,726	3,845	0.70
Q1 2010 (3)	1,821	1,407	3,228	0.67
Total 2010	11,411	9,318	20,729	
Q4 2009	967	694	1,661	0.67
Q3 2009	526	358	884	0.67
Q2 2009	250	160	410	0.67
Q1 2009	145	75	220	0.67
Total 2009	1,888	1,287	3,175	
Q4 2008	127	64	191	0.67
Q3 2008	111	63	174	0.67
Q2 2008	57	23	80	0.65
Q1 2008	-	-	-	
Total 2008	295	150	445	

(1) Excludes dividends paid on unvested restricted shares.

(2) Includes a partial period distribution for the period from Mar 1 to Mar 8 of $2.8 million.

(3) Includes a special distribution of $0.05 per share paid January 2010.

12

ARCT

American Realty Capital Trust, Inc.

Financial and Operational Statistics and Ratios

	As of September 30, 2012 and for the Quarter then Ended	As of December 31, 2011 and for the Quarter then Ended
Debt to total capitalization	33.8%	27.8%
Net debt to total capitalization	33.5%	26.4%
Net debt to enterprise value	33.6%	26.8%
Annualized EBITDA	$ 161,728	$ 117,916
Net debt to annualized EBITDA	5.83	5.52
Annualized EBITDA / annualized interest expense	3.85	2.88
Annualized EBITDA / annualized fixed charges	3.45	2.64
Total debt / gross assets	42.4%	30.6%
Shares outstanding	158,576,630	177,963,413
Stock price at end of period	$ 11.74	$ 10.00
Market capitalization (equity capitalization) (in 000's)	$ 1,861,690	$ 1,779,634
Total capitalization (in 000's)	$ 2,810,141	$ 2,463,612
Enterprise value (in 000's)	$ 2,804,322	$ 2,430,283
High stock close price (1)	$ 12.37	NA
Low stock close price (1)	$ 10.67	NA

(1) Balance sheet amounts and ratios are presented as of the end of the period and the prior year December 31. Earnings ratios are for the full year ended 2011 and are annualized for 2012.

(2) High and low stock prices are from the Listing to the end of the period.

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American Realty Capital Trust, Inc.

Debt Summary

(dollars in 000's)

	2012	2013	2014	2015	2016	Thereafter	Total
Debt Maturities:							
Mortgage notes payable	$ 443	$ 5,922	$ 33,031	$ 87,744	$ 239,868	$ 144,136	$ 511,144
Term loan	-	-	-	-	-	235,000	235,000
Revolving line of credit [1]	-	-	202,307	-	-	-	202,307
Total	$ 443	$ 5,922	$ 235,338	$ 87,744	$ 239,868	$ 379,136	$ 948,451

	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Maturity (years)
Debt Summary:			
Mortgage notes payable	53.9%	5.22%	4.7
Term loan [1][2]	24.8%	2.61%	4.8
Weghted average		4.40%	4.7
Revolving line of credit [2]	21.3%	2.47%	1.9

	Cost Basis	Debt	LTV%
Secured Debt Summary:			
Encumbered assets	$ 855,098	$ 511,144	60%
Unencumbered assets	1,298,863	-	0%
Total	$ 2,153,961	$ 511,144	24%

[2] Due August 2014.

[3] Represents the rate at September 30, 2012. Loan is at a floating rate.

14

American Realty Capital Trust, Inc.

Mortgage Notes Payable

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment terms (1)
ING Life and annuity	03/31/2016	$ 20,500	4.030%	4.086%	IO
Goldman Sachs	05/06/2016	11,500	4.188%	4.246%	IO
Ladder Capital Finance, LLC	03/06/2016	19,220	4.258%	4.317%	IO
Citigroup	09/06/2015	19,600	4.300%	4.360%	IO
Citigroup	07/09/2016	14,780	4.305%	4.365%	IO
Ladder Capital Finance, LLC	06/06/2016	5,632	4.368%	4.429%	IO
Citigroup	11/12/2020	24,700	4.450%	4.512%	IO thru 11/2015, then P&I
Wells Fargo Bank, NA	02/01/2016	24,300	4.490%	4.552%	IO
Citigroup	10/06/2015	3,900	4.500%	4.563%	IO
TD Bank	09/16/2013	4,196	4.580%	4.644%	P+I
Ladder Capital Finance, LLC	04/06/2016	28,710	4.592%	4.656%	IO
Ladder Capital Finance, LLC	05/06/2016	17,590	4.663%	4.728%	IO
Citigroup	11/06/2020	28,200	4.850%	4.917%	IO thru 10/2015, then P&I
Wells Fargo Bank, NA	04/01/2016	51,600	4.860%	4.928%	IO
Ladder Capital Finance, LLC	05/06/2016	11,350	4.863%	4.931%	IO
Ladder Capital Finance, LLC	07/06/2015	10,800	5.250%	5.323%	IO
Ladder Capital Finance, LLC	12/05/2015	12,450	5.250%	5.323%	IO
JP Morgan	06/01/2021	9,250	5.260%	5.333%	IO
John Hancock	07/01/2021	15,000	5.390%	5.465%	IO thru 7/2016, then P&I
Ladder Capital Finance, LLC	05/11/2015	15,000	5.490%	5.566%	IO
Midfirst Bank	06/01/2018	14,812	5.500%	5.500%	P&I
Ladder Capital Finance, LLC	09/06/2015	6,550	5.500%	5.576%	IO
Citigroup	03/06/2021	13,800	5.580%	5.658%	IO
U.S. Bank, NA	10/06/2015	10,331	5.612%	5.690%	P&I
Ladder Capital Finance, LLC	01/06/2016	22,900	5.780%	5.860%	IO
Citigroup	07/06/2015	12,150	5.950%	6.033%	IO
Wells Fargo Bank, NA	09/01/2037	6,965	6.202%	6.288%	I
North American Savings	08/01/2019	1,550	6.550%	6.641%	I
Ladder Capital Finance, LLC	12/11/2014	32,098	6.552%	6.643%	P+I
Ladder Capital Finance, LLC	02/11/2015	5,923	6.625%	6.717%	P+I
Capmark	09/07/2017	12,808	6.875%	6.970%	IO thru 9/2013, then P&I
National Integrity Life	10/05/2019	22,979	6.875%	6.970%	P+I
		$ 511,144	5.160%	5.220%	

(1) IO means interest only is due monthy with the principal due at maturity, P&I means both principal and interest are due monthly.

15

American Realty Capital Trust, Inc. Summary of Debt Covenants The following is a summary of key financial covenants for the Company’s revolving line of credit with RBS Citizens N.A. and a term loan with Wells Fargo Bank N.A. as defined and calculated per the terms of the agreements. These calculations, which are not based on U.S generally accepted accounting principles measurements, are presented to investors to show our ability to incur additional debt only and are not measures of our liquidity or performance. Key covenantsRequiredQ3 2012Q2 2012Q1 2012Maximum Leverage Ratio= 60%45%44%35% Maximim Recourse Indebtedness Total Asset Value x 10%Limit = $209MM/Actual = $0Limit = $209MM/Actual = $0Limit = $193MM/Actual = $0Minimum Fixed Charge Ratio= 1.5x4.3x4.2x3.7xMinimum Borrowing Base Debt Service Coverage Ratio= 1.6x2.2x2.4xLimit = $39MM/Actual = $0Secured Leverage Ratio 50%24%24%35% Borrowing Base Asset Value Ratio= 1.6x2.4x2.6xLimit = $766MM/Actual = $0Minimum Tangible Net Worth= 900 MM$1,139MM$1,178MM$1,248MM

American Realty Capital Trust, Inc. Portfolio Profile September 30, 2012Base purchase price of properties acquired2,153,961$ Number of properties507 Square footage15,754,221 Number of states (including Puerto Rico)44 Number of tenants63 Number of tenant industries20 Average remaining lease term (in years)12.7 Occupancy100.0% Investment grade tenants (based in rental income) (3)74.0% Average capitalization rate (annualized rental income/purchase price) 8.16% Top three tenants percentage of total annualized rent32.9% Top ten tenants percentage of total annualized rent53.1% Acquisitions YTD: Number of properties (1)25Square footage of acquisitons 239,494 Cost of acquisitions (000's)43,223$ Average capitalization rate of acquisitions8.43% Same Store Analysis (2): Same store cash rent Q3 2012 (000's)31,456$ Same store cash rent Q3 2011 (000's)31,165$ Change in cash rent (3)0.9% (1) An addition to the 25 properties acquired, the Company acquired two expansion spaces of properties in its existing portfolio. (2) Note that the Company has had no tenant turnover, lease renegotiations or vacancy since its inception. Average annual rental increases are approximately 1% annually for all leases over the entire lease terms. (3) Leases contain contractual rental increases on varying schedules. Increases in comparative periods may not be indicative of increases to be expected over a period of time.

American Realty Capital Trust, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
2012	-	$ -	0.0%	-	0.0%
2013	-	-	0.0%	-	0.0%
2014	2	160	0.1%	9,841	0.1%
2015	-	-	0.0%	-	0.0%
2016	3	482	0.2%	27,675	0.3%
2017	1	179	0.1%	12,613	0.1%
2018	69	11,403	6.5%	1,006,710	6.4%
2019	19	8,493	4.8%	1,172,653	7.4%
2020	14	8,845	5.0%	1,253,713	8.0%
2021	26	19,884	11.3%	3,048,391	19.3%
Total	134	$ 49,446	28.0%	6,531,596	41.6%

18

American Realty Capital Trust, Inc.

Tenant Diversification

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term [1]	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
FedEx	23	2,152,969	13.7%	9.5	Freight	$ 29,087	16.5%
Walgreen's	42	574,108	3.6%	20.1	Pharmacy	17,332	9.9%
CVS	32	420,565	2.7%	20.0	Pharmacy	11,454	6.5%
GSA	14	418,926	2.7%	10.0	Government Services	7,940	4.5%
Dollar General	71	652,777	4.1%	13.4	Discount Retail	5,997	3.4%
BSFS	23	341,500	2.2%	11.6	Auto Services	5,421	3.1%
Express Scripts	2	416,141	2.6%	6.7	Healthcare	4,623	2.6%
Payless	1	801,651	5.1%	13.4	Specialty Retail	4,211	2.4%
PetSmart	1	1,000,375	6.3%	9.8	Specialty Retail	3,672	2.1%
PNC	50	272,599	1.7%	11.3	Retail Banking	3,560	2.0%
IHOP	22	101,431	0.6%	13.5	Restaurant	3,541	2.0%
Whirlpool	2	1,450,350	9.2%	8.8	Manufacturing	3,342	1.9%
Reliant Rehab	1	65,141	0.4%	18.1	Healthcare	3,322	1.9%
3M	1	650,760	4.1%	8.6	Consumer Products	3,294	1.9%
Tractor Supply	12	232,227	1.5%	12.1	Specialty Retail	3,221	1.8%
First Niagara	15	177,774	1.1%	10.3	Retail Banking	3,161	1.8%
Home Depot	2	573,565	3.6%	16.3	Home Maintenance	2,813	1.6%
Bojangles	17	60,853	0.4%	10.6	Restaurant	2,791	1.6%
Royal Ahold	2	116,865	0.7%	10.4	Supermarket	2,780	1.6%
Reckitt Benckiser	1	574,106	3.6%	9.3	Consumer Products	2,668	1.5%
Rockland	18	121,057	0.8%	8.8	Retail Banking	2,530	1.4%
Texas Instruments	1	125,000	0.8%	8.2	Technology	2,522	1.4%
Brown Shoe	1	351,723	2.2%	18.1	Specialty Retail	2,358	1.3%
Kum & Go	16	75,318	0.5%	15.4	Gas/Convenience	2,349	1.3%
Aaron's	18	214,739	1.4%	10.1	Specialty Retail	2,184	1.2%
DaVita Dialysis	8	66,851	0.4%	8.9	Healthcare	1,942	1.1%
Citigroup	1	64,036	0.4%	13.0	Financial Services	1,910	1.1%
Wal-Mart	2	335,367	2.1%	6.4	Discount Retail	1,898	1.1%
Renal Advantage	9	74,457	0.5%	10.8	Healthcare	1,834	1.0%
General Electric	1	484,348	3.1%	6.5	Manufacturing	1,806	1.0%
Lowe's	2	276,590	1.8%	11.1	Home Maintenance	1,774	1.0%
Jack in the Box	11	27,228	0.2%	17.6	Restaurant	1,673	1.0%
ConAgra	1	65,000	0.4%	12.8	Consumer Goods	1,648	0.9%
Sealy	1	257,000	1.6%	11.2	Manufacturing	1,606	0.9%
Rite Aid	6	74,919	0.5%	10.8	Pharmacy	1,447	0.8%
Wrangler	1	316,800	2.0%	8.3	Manufacturing	1,417	0.8%
Kohl's	2	152,658	1.0%	15.9	Discount Retail	1,208	0.7%

(continued)

19

American Realty Capital Trust, Inc.

Tenant Diversification
(Continued)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term [(1)]	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Wawa	2	12,433	0.1%	14.6	Gas/Convenience	$ 1,205	0.7%
Fresenius	2	140,000	0.9%	9.8	Healthcare	1,159	0.7%
Pep Boys	3	60,140	0.4%	10.8	Auto Services	1,124	0.6%
Ruby Tuesday	7	35,788	0.2%	6.5	Restaurant	1,117	0.6%
Lockheed Martin	1	125,880	0.8%	7.3	Aerospace	1,052	0.6%
Verizon	1	40,000	0.3%	9.2	Telecommunications	1,042	0.6%
Advance Auto	9	59,129	0.4%	10.5	Auto Retail	1,022	0.6%
Auto Zone	5	35,696	0.2%	13.8	Auto Retail	960	0.5%
Coats & Clark	1	401,512	2.5%	8.3	Manufacturing	937	0.5%
Jared Jewelry	4	25,691	0.2%	15.4	Specialty Retail	888	0.5%
O'Reilly Auto	5	41,814	0.3%	9.7	Auto Retail	883	0.5%
Dillons	2	120,309	0.8%	8.0	Supermarket	877	0.5%
Sam's Club	1	141,583	0.9%	12.9	Discount Retail	851	0.5%
Family Dollar	10	86,240	0.5%	9.8	Discount Retail	795	0.5%
Saint Joseph's MM	3	46,706	0.3%	11.4	Healthcare	766	0.4%
Trader Joe's	1	31,920	0.2%	9.3	Supermarket	675	0.4%
Danfoss	1	99,823	0.6%	9.1	Manufacturing	657	0.4%
Chase Bank	2	8,030	0.1%	24.6	Retail Banking	604	0.3%
Fifth Third Bank	2	8,252	0.1%	15.5	Retail Banking	520	0.3%
National Tire & Battery	3	33,920	0.2%	13.0	Auto Services	483	0.3%
7-Eleven	2	6,014	0.0%	8.2	Gas/Convenience	402	0.2%
Citizens Bank	2	14,307	0.1%	6.3	Retail Banking	347	0.2%
BB&T	1	3,635	0.0%	7.3	Retail Banking	298	0.2%
QuickTrip	1	4,555	0.0%	11.4	Gas/Convenience	291	0.2%
Mrs Baird's	2	30,120	0.2%	7.0	Consumer Goods	265	0.2%
Provident Bank	1	2,950	0.0%	21.4	Retail Banking	237	0.1%
Total	507	15,754,221	100%	12.7		$ 175,793	100%

(1) Remaining lease term in years as of September 30, 2012.

20

American Realty Capital Trust, Inc.

Tenant Industry Diversification

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Pharmacy	80	1,069,592	6.8%	$ 30,233	17.2%
Freight	23	2,152,969	13.7%	29,087	16.5%
Specialty Retail	37	2,626,406	16.7%	16,534	9.4%
Healthcare	25	809,296	5.1%	13,646	7.8%
Retail Banking	91	608,604	3.9%	11,257	6.4%
Discount Retail	86	1,368,625	8.7%	10,749	6.1%
Manufacturing	7	3,009,833	19.1%	9,765	5.6%
Restaurant	57	225,300	1.4%	9,122	5.2%
Government Services	14	418,926	2.7%	7,940	4.5%
Auto Services	29	435,560	2.8%	7,028	4.0%
Consumer Products	2	1,224,866	7.8%	5,962	3.4%
Home Maintenance	4	850,155	5.4%	4,587	2.6%
Supermarket	5	269,094	1.7%	4,332	2.5%
Gas/Convenience	21	98,320	0.6%	4,247	2.4%
Auto Retail	19	136,639	0.9%	2,865	1.6%
Technology	1	125,000	0.8%	2,522	1.4%
Consumer Goods	3	95,120	0.6%	1,913	1.1%
Financial Services	1	64,036	0.4%	1,910	1.1%
Aerospace	1	125,880	0.8%	1,052	0.6%
Telecommunications	1	40,000	0.3%	1,042	0.6%
Total	507	15,754,221	100.0%	$ 175,793	100.0%

21

American Realty Capital Trust, Inc.

Property Geographic Diversification

State/Posseslon	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
New York	33	1,046,461	6.6%	20,872	11.9%
Texas	40	1,032,401	6.6%	16,172	9.2%
Ohio	26	2,013,638	12.8%	12,590	7.2%
Illinois	20	1,948,422	12.4%	11,583	6.6%
Missouri	30	686,508	4.4%	9,784	5.6%
California	10	727,032	4.6%	9,118	5.2%
Pennsylvania	42	610,190	3.9%	8,899	5.1%
Georgia	24	984,356	6.2%	7,939	4.5%
Florida	22	204,120	1.3%	5,347	3.0%
Arizona	5	368,773	2.3%	5,334	3.0%
Kentucky	10	329,254	2.1%	5,233	3.0%
Michigan	27	449,971	2.9%	4,903	2.8%
South Carolina	16	171,336	1.1%	4,525	2.6%
Maryland	2	165,502	1.1%	4,137	2.4%
Kansas	9	636,671	4.0%	4,046	2.3%
North Carolina	14	119,216	0.8%	3,217	1.8%
Louisiana	21	191,274	1.2%	2,856	1.6%
Utah	2	578,286	3.7%	2,855	1.6%
New Jersey	33	181,753	1.2%	2,757	1.6%
Massachusetts	19	127,214	0.8%	2,738	1.6%
Iowa	7	801,572	5.1%	2,709	1.5%
Arkansas	6	397,520	2.5%	2,629	1.5%
Nebraska	4	157,286	1.0%	2,528	1.4%
Alabama	16	158,371	1.0%	2,395	1.4%
Tennessee	8	213,262	1.4%	2,370	1.3%
Wisconsin	2	492,212	3.1%	2,030	1.2%
West Virginia	5	146,450	0.9%	1,913	1.1%
Virginia	6	51,513	0.3%	1,695	1.0%
Minnesota	5	122,898	0.8%	1,627	0.9%
Oklahoma	7	70,067	0.4%	1,434	0.8%
Indiana	4	50,908	0.3%	1,394	0.8%
Mississippi	6	59,559	0.4%	1,172	0.7%
Colorado	5	96,987	0.6%	1,129	0.6%
Maine	2	45,145	0.3%	1,013	0.6%
Puerto Rico	4	28,880	0.2%	859	0.5%
Washington	2	79,021	0.5%	724	0.4%
Nevada	2	32,335	0.2%	637	0.4%
New Hampshire	1	45,968	0.3%	596	0.3%
Idaho	2	16,788	0.1%	448	0.3%
Oregon	3	10,678	0.1%	388	0.2%
Connecticut	1	19,097	0.1%	354	0.2%
New Mexico	2	12,154	0.1%	316	0.2%
South Dakota	1	43,762	0.3%	296	0.2%
North Dakota	1	29,410	0.2%	232	0.1%
Total	507	15,754,221	100.0%	175,793	100.0%

22

American Realty Capital Trust, Inc.

Property Age

	Type of Property			
	Distribution	Office	Retail	Total
		(Square feet)		
Age:				
0 - 5 yrs.	6,206,450	963,459	2,852,554	10,022,463
6 - 10 yrs.	2,469,503	176,079	633,964	3,279,546
11 - 39 yrs.	331,920	281,621	1,641,430	2,254,971
Historic (1)	-	-	197,241	197,241
	9,007,873	1,421,159	5,325,189	15,754,221

(1) Historic properties are properties that are 40 years or older and are comprised of certain retail bank branches where the tenant has maintained certain features of the historic nature of the building

23

American Realty Capital Trust, Inc. Definitions Average annual rent is rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses, and (iii) with respect to our properties that are subject to ground leases, the effect of ground lease payments. Creditworthy tenants are as determined by us based on our own assessment of the tenant’s financial condition based on out underwriting criteria. Funds from operations and adjusted funds from operations (FFO/AFFO) - the Company considers funds from operations, or FFO, and FFO, as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. ARCT also adds back to net income, which is used in deriving FFO, certain costs associated with the Listing, Internalization and mortgage prepayments as these expenses and losses do not properly reflect our operation performance. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Additionally, the Company believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCT believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCT believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs. As a result, the Company believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. Internalization - On March 1, 2012, the Company became a self-administered REIT managed full-time by the same management team that built the Company. Investment grade - a determination made by major credit rating agencies. Listing - On March 1, 2012, the Company listed its common stock on The NASDAQ Global Select Market under the symbol “ARCT” Merger Agreement - On September 6, 2012, ARCT and Realty Income Corporation (“Realty Income”) entered into a definitive agreement for Realty Income to acquire all of the outstanding shares of ARCT in a transaction valued at approximately $3.0 billion. Both companies’ board of directors have unanimously approved the agreement. Following a stockholder vote by both companies, the transaction is expected to close during the fourth quarter of 2012 or early in the first quarter of 2013. Under the terms of the agreement, ARCT stockholders will receive a fixed exchange ratio of 0.2874 Realty Income shares for each share of ARCT common stock that they own. Tender Offer - The Company offered to purchase up to $220.0 million in shares of common stock from its stockholders, pursuant to a modified "Dutch Auction" cash Tender Offer. The tender offer was completed on April 4, 2012 when the Company purchased 21.0 million shares at 10.50 per share.